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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 20, 2004

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)
500 Kendall Street, Cambridge, Massachusetts 02142 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
 (617) 252-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below.):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

        On December 20, 2004 (the "Effective Date"), Genzyme Corporation ("Genzyme") completed the acquisition of ILEX Oncology, Inc. ("ILEX"), a publicly held Delaware corporation, pursuant to the terms of an Agreement and Plan of Merger dated as of February 26, 2004 (the "Merger Agreement") among Genzyme, GLBC Corp., a wholly-owned subsidiary of Genzyme, GLBC LLC, a wholly-owned subsidiary of Genzyme, and ILEX. On the Effective Date, GLBC Corp. merged with and into ILEX, with ILEX continuing as the surviving company (the "First Merger"), and ILEX subsequently merged with and into GLBC LLC, with GLBC LLC continuing as the surviving company and a wholly-owned subsidiary of Genzyme (the "Second Merger", and collectively with the First Merger, the "Mergers"). The assets involved are used in the business of developing and commercializing therapeutic products, primarily in Onocology.

        Pursuant to the Merger Agreement and as a result of the First Merger, each share of ILEX common stock outstanding at the effective time of the First Merger was converted into the right to receive 0.4682 of a share of Genzyme common stock. An aggregate of approximately 18,457,800 shares of Genzyme common stock are being issued as consideration. In addition, upon completion of the Mergers, Genzyme assumed outstanding options to purchase shares of ILEX common stock, adjusted to reflect the exchange ratio referred to above.

        The issuance of Genzyme common stock pursuant to the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to Genzyme's registration statement on Form S-4 (File No. 333-114184) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on April 5, 2004, as amended by Amendment No. 1 thereto and declared effective on May 28, 2004. The Proxy Statement/Prospectus included in the Registration Statement contains additional information about this transaction, and is incorporated herein by reference. A copy of the Merger Agreement is attached as Exhibit 2.1 to Genzyme's Current Report on Form 8-K filed with the SEC on February 27, 2004, and is incorporated herein by reference. The foregoing discussion is qualified in its entirety by reference to such documents.

Item 9.01. Financial Statements and Exhibits.

  (a)
  Financial Statements of Business Acquired.

        Genzyme intends to provide the financial statements of ILEX for the periods specified in Rule 3-05 of Regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of this Form.

  (b)
  Pro Forma Financial Information.

        Genzyme intends to provide pro forma financial information under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(b)(2) of this Form.

  (c)
  Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of February 26, 2004 among Genzyme Corporation, GLBC Corp., GLBC LLC and ILEX Oncology, Inc. (incorporated herein by reference to Exhibit 2.1 to Genzyme's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2004).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
Dated: December 20, 2004	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance; Chief Financial Officer; and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of February 26, 2004 among Genzyme Corporation, GLBC Corp., GLBC LLC and ILEX Oncology, Inc. (incorporated herein by reference to Exhibit 2.1 to Genzyme's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2004).

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX